                                                               EXHIBIT 10(c)(4)


                          GENERAL SECURITY AGREEMENT


        This Security Agreement is made and entered into on May 26, 1994 by and between BODYBILT SEATING, INC., a Texas Corporation, acting by and through its duly authorized President, MARK A. McMILLAN hereinafter referred to as "Debtor", whose mailing address is 4455 Carter Creek Parkway, Bryan, Brazos County, Texas 77802, and FIRST NATIONAL BANK OF BRYAN hereinafter referred to as "Secured Party", whose mailing address is 2807 Texas Avenue South, Bryan, Brazos County, Texas 77802, as follows:

        FOR VALUE RECEIVED, the Debtor hereby grants to the Secured Party a security interest in the following described property, hereinafter referred to as the Collateral, to-wit;

        a. Any and all present and future personal property, furniture, furnishings, goods, equipment (save and except inventory and manufacturing equipment unless otherwise secured), heating and air conditioning equipment, carpet, rugs, shades, blinds, draperies, plumbing pipes and fixtures, bathroom facilities, lighting, ventilating, refrigerating, cooking and laundry equipment, stoves, hoods, disposals, refrigerators, swimming pool equipment and related apparatus, yard care machinery, and such other goods and chattels and personal property now owned by Debtor or hereafter acquired by Debtor, as are ever used or furnished in operating of the building or buildings or the activities conducted therein located on the Property and/or ever used or furnished in the operation of the Property, and all renewals or replacements thereof, or articles in substitution therefor, whether or not the same are or shall be attached to the said building or buildings in any manner.

        b. Any and all plans and specifications for development or construction of the Improvements on the Property or for the repair or remodelling of the Improvements on the Property.

        c. Any and all contracts and subcontracts and tenant leases including but not limited to that certain Lease Agreement dated May 24, 1979, by and between Brookshire Brothers, Inc., as Lessee, and Quinten McLemore, as Lessor, subsequently assigned to Debtor, relating to the Property.

        d. Any and all accounts, contract rights, instruments, documents, general intangibles and chattel paper arising from or by virtue of any transactions related to the Property.

        e. Any and all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Property.

        f. All rights, title and interests of Debtor in and to the name "Navasota Shopping Center" for use as the trade name of the Property hereinafter described.

        g. Any and all proceeds arising from or by virtue of the sale, lease or other disposition of any of the foregoing property and items set forth in paragraphs (a) through (f) above.

        h. Any and all proceeds payable or to be payable under each policy or insurance relating to the item set forth in paragraphs (a) through (f) and the Property.

        i. Any and all proceeds arising from the taking of all or a part of the Property for any public or quasi-public use under any law, or by right of eminent domain, or by private or other purchase in lieu thereof.

        j. All building materials or equipment now or hereafter delivered to the land herein described and intended to be installed thereon or in any improvements erected or to be erected thereon.

        k. All future replacements and substitution for betterments of, and accessions and additions to the property described or referred to in paragraphs (a) through (j).

        l. All other interest of every kind and character that Debtor now has or at any time hereafter acquires in and to the property described or referred to in paragraphs (a) through (k) above, and all property that is used or useful in connection with the Property.

General Security Agreement

         m. All proceeds arising from or by virtue of the sale, lease or other disposition of all or any part of the Property, including oil, gas and other minerals.

         n. All rents, revenues, lease payments, charges, purchase price profits, insurance proceeds arising from or payable under that certain Lease as to a part of the Property, being that Lease in writing dated May 24, 1979, entered into by and between Brookshire Brothers, Inc., as Lessee, and Quinten McLemore, as Lessor, and all amendments and addendums thereto, which has been transferred and assigned to Debtor.

to secure (1) the Debtor's note of $571,500.00 to the Secured Party dated May 26, 1994 payable as to principal and interest as therein provided ("Note"); (2) future advances to be evidenced by like notes or otherwise to be made by Secured Party to Debtor at Secured Party's option; (3) all expenditures by Secured Party for taxes, insurance, repairs to and maintenance of the Collateral, other costs and expenses including attorney's fees incurred by Secured Party in the collection and enforcement of the note and other indebtedness of Debtor; (4) any and all indebtednesses of the Debtor to Secured Party presently existing or which may in any manner or means hereafter be incurred by the Debtor and evidenced in any manner whatsoever, either by notes, advances, overdrafts, bookkeeping entries or any other method or means, it being expressly agreed and understood that any and all sums now owed to or hereafter advanced by said Secured Party to the Debtor of said note shall be payable at FIRST NATIONAL BANK OF BRYAN, 2807 Texas Avenue South, Bryan, Brazos County, Texas 77802, and shall bear interest as may be provided in such Note or other evidences of indebtedness given by the Debtor to said Secured Party, including any renewal and extension of any note or of any part of the said indebtedness of the Debtor, and including any further loans and advancements made by said Secured Party to the Debtor of said note under the provisions hereof, which future advances, it is acknowledged are contemplated; and (5) all liabilities of Debtor to Secured Party now existing or hereafter incurred, matured or unmatured, direct or contingent, and any renewals and extensions thereof and substitutions therefor.

     The term "Property" as used herein shall mean "all that certain 7.45 acres of land, more or less, being partly out of the D. TYLER SURVEY, Abstract No. 55 and partly out of the D. ARNOLD SURVEY, Abstract No. 2 and also being known as a part of Lot 1, Block 1, McLEMORE SHOPPING CENTER SUBDIVISION, City of Navasota, Grimes County, Texas, according to map or plat thereof recorded in Volume 380, Page 37, Real Property Records of Grimes County, Texas, and being more particularly described on Exhibit "A" attached hereto and make a part hereof for all purposes."

     The Debtor warrants and covenants:


                The Collateral is to be used for personal, family, or household
---------       purposes.

  XXXXX         The Collateral is to be used in business other than farming
---------       operations.

                The Collateral is equipment used in farming operations, or farm
---------       products, or accounts contract rights, or general intangibles arising from or relating to the sale of farm products by a farmer.

                The Collateral is fixtures attached to or to become attached to
---------       the above described land.


  XXXXX         The Collateral is being acquired by the Debtor from the Secured
---------       Party and is being acquired with the proceeds of the advance evidenced by this Agreement.

General Security Agreement



  XXXXX         The Debtor's principal office is at 4455 Carter Creek Parkway,
---------       Bryan, Brazos County, Texas 77802.


  XXXXX         The Collateral will be kept at the Property described on
---------       Exhibit "A" attached hereto and made a part hereof for all purposes.


  XXXXX         The Debtor's chief place of business is at 4455 Carter Creek
---------       Parkway, Bryan, Brazos County, Texas 77802.

  XXXXX         The owner of the property where the Collateral is located is
---------       BODYBILT SEATING, INC., a Texas Corporation.


                   DEBTOR WARRANTS, COVENANTS, AND AGREES:

                                    Title

        1. Except for the security interest hereby granted, the Debtor has, or on acquisition will have, full title to the Collateral free from any lien, security interest, encumbrance, or claim, and the Debtor will, at the Debtor's cost and expense, defend any action which may affect the Secured Party's security interest in, or the Debtor's title to, the Collateral.

                             Financing Statement

        2. No Financing Statement covering the Collateral or any part thereof or any proceeds thereof is on file in any public office and, at the Secured Party's request, the Debtor will join in executing all necessary Financing Statements in forms satisfactory to the Secured Party and will pay the cost of filing the same and will further execute all other necessary instruments deemed necessary by the Secured Party and pay the cost of filing the same.

                   Sale, Lease or Disposition of Collateral

        3. The Debtor will not, without the written consent to the Secured Party, sell, contract to sell, lease, encumber, or dispose of the Collateral or any interest therein until this Security Agreement and all debts secured thereby have been fully satisfied.

                                  Insurance

        4. The Debtor will insure the Collateral with companies acceptable to the Secured Party against such casualties and in such amounts as the Secured Party shall reasonably require with a loss payable clause in favor of the Debtor and Secured Party as their interest may appear, and the Secured Party is hereby authorized to collect sums which may become due under any of said policies and apply the same to the obligations hereby secured.

                           Protection of Collateral

        5. The Debtor will keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof. The Debtor will not use the Collateral in violation of any statute or ordinance and the Secured Party will have the right to examine and inspect the Collateral at any reasonable time.

                                    Taxes

        6. The Debtor will pay promptly when due all taxes and assessments on the Collateral or for its use and operation.

General Security Agreement


                         Location and Identification


        7. The Debtor will keep the Collateral separate and identifiable and at the address shown above and will not remove the Collateral from said address without the Secured Party's written consent.

                 Security Interest in Proceeds and Accessions

        8. The Debtor hereby grants to the Secured Party a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the Collateral. This provision shall not be construed to mean that the Debtor is authorized to sell, lease, or dispose of the Collateral without the consent of the Secured Party.

                       Decrease in Value of Collateral

        9. The Debtor shall, if in the Secured Party's judgment the Collateral has materially decreased in value or if the Secured Party shall at any time deem that the Secured Party is insecure, either provide enough additional Collateral to satisfy the Secured Party or reduce the total indebtedness by an amount sufficient to satisfy the Secured Party.

                          Reimbursement of Expenses

       10. At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Debtor any actions and conditions, obligations, or covenants which the Debtor has failed or refused to perform, and may pay for the repair, maintenance, and preservation of the Collateral, and all sums so expended, including, but not limited to, attorney's fees, court costs, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the rate of eighteen percent (18%) per annum and shall be payable at the place designated in the above described note and shall be secured by this Security Agreement.

                                   Payment

       11. The Debtor will pay the notes secured by this Security Agreement and any renewal or extension thereof and any other indebtedness hereby secured in accordance with the terms and provisions thereof and will repay immediately all sums expended in the Secured Party in accordance with the terms and provisions of this Security Agreement.

                   Change of Residence or Place of Business

     12. The Debtor will promptly notify the Secured Party of any change of the Debtor's residence, chief place of business, or place where the records concerning accounts and other contract rights are kept.

                        Time of Performance and Waiver

     13. In performing any act under this Security Agreement and the note secured hereby, time shall be of the essence. The Secured Party's acceptance of partial or delinquent payment, or the failure of the Secured Party to exercise any right or remedy shall not be a waiver of any obligation of the Debtor or right of the Secured Party or constitute a waiver of any other similar default subsequently occurring.

General Security Agreement


                                   Default

     15. The Debtor shall be in default under this Security Agreement on the happening of any of the following events or conditions:

     (a) Default in the payment or performance of any note obligation, covenant, or liability contained or referred to therein;

     (b) Any warranty, representation, or statement made of furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made or furnished.

     (c) Any event which results in the acceleration of the maturity of the indebtedness of the Debtor to others under any indenture, agreement, or undertaking;

     (d) Loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon;

     (e) Any time the Secured Party believes that the prospect of payment of any indebtedness secured hereby or the performance of the Security Agreement is impaired;

     (f) Death, insolvency, business failure of the Debtor and/or any guarantor, appointment of a receiver for any part of the Collateral, assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor or any guarantor or surety for the Debtor.

                                   Remedies

     16. On the occurrence of any such event of default, and at any time thereafter, the Secured Party may declare all obligations secured immediately due and payable and may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as other rights and remedies either at law or in equity possessed by the Secured Party.

          The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at any place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Debtor shown at the beginning of this Security Agreement at least five (5) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include the Secured Party's reasonable attorney's fees and legal expenses.

                           MISCELLANEOUS PROVISIONS

     17. (a) Texas Law to Apply: This Agreement shall be construed under and in accordance with the Uniform Commercial Code and other applicable laws of the State of Texas and all obligations of the parties crated hereunder are performable in Brazos County, Texas.

     (b) Parties Bound: This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Agreement.

     (c) Legal Construction: In case any one or more of the provisions contained in this

General Security Agreement


Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     (d) Prior Agreements Superseded: This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

     (e) Definitions: All terms used herein which are defined in the Uniform Commercial Code of Texas shall have the same meaning herein as in said Code.

     The fact of repayment by the Debtor of said Notes and Indebtedness herein secured shall not terminate this mortgage and security interest unless the Note and Indebtedness is paid in full, and the same be so released by said Secured Party by written instrument executed by Secured Party and recorded in the U.C.C. Records of the County Clerk's Office of BRAZOS County, Texas and the Office of the Secretary of State of Texas; but otherwise it shall remain in full force and effect to secure all future advances and indebtednesses, regardless of any additional security that may be taken as to any past or future indebtedness, and shall be unaffected by any renewals, extensions or partial releases hereunder.

     EXECUTED May 26, 1994.

                                        DEBTOR:

                                        BODYBILT SEATING, INC.



                                        By: /s/ MARK A. McMILLAN
                                           --------------------------
                                                Mark A. McMillan
                                                President


                                        SECURED PARTY:

ATTEST:                                 FIRST NATIONAL BANK OF BRYAN


/s/ STEVE M. HUTTON                     By: /s/ TIM BRYAN
--------------------------                 --------------------------
Name:                                         Name:
Title:                                        Title:


THE STATE OF TEXAS   )

COUNTY OF BRAZOS     )

     This instrument was acknowledged before me on this the 26 day of May, 1994, by MARK A. McMILLAN, President of BODYBILT SEATING, INC., a Texas Corporation, on behalf of said Corporation and in the capacity therein stated.


SARA MILLER                             /s/ SARA MILLER
MY COMMISSION EXPIRES                   -----------------------------
June 6, 1996                            NOTARY PUBLIC in and for
                                        The State of Texas






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
General Security Agreement





THE STATE OF TEXAS   )

COUNTY OF BRAZOS     )

     This instrument was acknowledged before me on this the 26 day of May, 1994, by Tim Bryan, Vice Chairman of FIRST NATIONAL BANK OF BRYAN, a Banking Corporation, on behalf of said Corporation and in the capacity therein stated.



SARA MILLER                             /s/ SARA MILLER
MY COMMISSION EXPIRES                   -----------------------------
June 6, 1996                            NOTARY PUBLIC in and for
                                        The State of Texas

                                                                       EXHIBIT A
                                                               Page 1 of 2 Pages

                                 FIELD NOTES


All that certain tract or parcel of land lying and being situated in Grimes County, Texas and being a part of the D. TYLER SURVEY, Abstract No. 55, also being out of a called 15.00 acre tract described in a Deed from William D. Bonham, Trustee, to Quinten McLemore dated May 8, 1979, of record in Vol. 378, Page 460, Real Property Records of Grimes County, Texas and more fully described as follows.

BEGINNING at a found 3/8 inch iron rod for the NE corner of called 15.00 acre tract mentioned above in the West R.O.W. line of the State Highway #6 Bypass Loop and the SE corner of a called 12.656 acre tract described in a Deed from John Haynie Stoneham, et al, to Quinten McLemore dated May 13, 1981, of record in Vol. 420, Page 639, Real Property Records of Grimes County, Texas.

THENCE S 8 deg. 57 min. 21 sec. E, 582.02 ft., along the West R.O.W. line of the State Highway #6 Bypass Loop and East line of called 15.00 acre tract to a found 3/8 inch iron rod for the SE corner of the tract of land herein described.

THENCE S 81 deg. 35 min. 08 sec. W, 650.52 ft., along the South line of the tract of land herein described to a set 1/2 inch iron rod for its SW corner.

THENCE N 8 deg. 57 min. 36 sec. W, 444.50 ft., along the West line of called
15.00 acre tract and West line of the tract of land herein described to a set 1/2 inch iron rod for its NW corner in the South line of called 12.656 acre tract.

THENCE N 69 deg. 37 min. 37 sec. E, 663.66 ft., along the North line of called
15.00 acre tract and South line of called 12.656 acre tract to THE PLACE OF BEGINNING CONTAINING 7.665 acres of land.


DATED this the 9 day of May, 1994

SIGNED: /s/ ROBERT LEE BOSSE, JR.
       ------------------------------------------
            Robert Lee Bosse, Jr.
            Registered Professional Land Surveyor
            State of Texas No. 3927

                                                                      EXHIBIT A
                                                              Page 2 of 2 Pages

                                  [SURVEY MAP]



The undersigned does hereby certify that this survey was this day made on the ground of the property located in Grimes County, Texas and being a part of the
D. TYLER SURVEY, Abstract No. 55, also being out of a called 15.00 acre tract described in a Deed from William D. Bonham, Trustee, to Quinten McLemore, dated May 8, 1979, of record in Vol. 378, Page 460, Real Property Records of Grimes County, Texas, that there are no overlappings of improvements, encroachments, easements, except as shown hereon and that the property shown above as 7.665 acres is located within a Special Flood Hazard Area according to the Flood Hazard Boundary Map, Community Panel No. 480265 0005A, dated February 4, 1988 for the City of Navasota, Texas. However, according to said Flood Hazard Boundary Map the property shown above is located in an Area known as Zone A and by the Legend on said Map there were no elevations run by The Federal Emergency Management Agency to determine the base Flood Elevations of the property shown above or any other Areas shown as Zone A.

DATED this the 9 day of May, 1994


SIGNED:     ROBERT LEE BOSSE, JR.
        -----------------------------------------
            Robert Lee Bosse, Jr.
            Registered Professional Land Surveyor
            State of Texas No. 3927


                                            [STATE OF TEXAS LAND SURVEYOR SEAL]